Dear Shareholders,

Both the optimists and the pessimists can find comfort in the latest batch of economic data. For the optimists, the economy's inflation threatening growth has lost momentum, lessoning one of the biggest concerns in the financial markets. In April, job-creation downshifted measurably, retail sales fell, businesses started with higher inventories, and factories cut production. Wholesale prices fell for the fourth consecutive month, and the consumer price index edged up 0.1 percent keeping it on track to increase by less than 3 percent again this year.

The pessimists look at the same data and put an entirely different spin on things. They contend that the slowdown was inevitable from the first quarter's robust six percent pace. Beneath the surface, growth resurgence will rise with the tight labor market and a jobless rate hovering at a 24 year low. Also supporting their views are climbing wages, and an upbeat household sector as indicated by consumer confidence.

For the time being, the Federal Reserve is siding with the optimists. In the past, this may have provoked a negative reaction in the financial markets, as investors would worry that the Central Bank was relaxing its anti-inflation policy. But Chairman Allan Greenspan and his colleagues have built up formidable inflation-fighting credentials.

During the first half of the year the Fund utilized a partial hedge. Futures contracts in U.S. Treasury Bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion. In the second quarter as interest rates retreated share price increases were tempered. The overall effect to the Fund in the first six months was a greater degree of share price stability.

Looking into our crystal ball, we feel that the economy's current slowdown is more likely to be temporary. That prospect increases the odds of a rate hike by the Federal Reserve in the coming months. As such, we remain concerned (and have positioned the portfolio accordingly) that a modest increase in rates may be needed to prevent unbridled growth.

Over the remaining half of the year, management intends to maintain the portfolio quality while diversifying throughout the State. Reasonable tax -exempt income and preservation of capital remain as the chief objectives of the Fund.

Sincerely,



Robert E. Walstad                                   Monte L. Avery
President                                           Chief Portfolio Strategist


SHAREHOLDER REPORTS REVISED
---------------------------

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you. In addition, the cover letter includes commentary from your fund's portfolio manager on what might be expected in the coming months. Specifically, your report now includes:

*   Terms you'd need to know related to your fund
*   A look at your fund's portfolio composition
*   The quality and years to maturity of the fund's underlying investments
*   A look at you fund's average annual total returns

Terms & Definitions
-------------------
Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Duration
     A measurement of a security or a portfolio's price volatility based on maturity, callability and coupon rate. The larger the number, the greater the price change for a given interest rate change.

Lehman Brother's Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bonds' credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA        76.1%
AA         11.5%
US Govt.   12.4%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc. the investment advisor

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
Insured         67.5%
Other            6.2%
US Govt.        11.6%
Utility         14.7%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
             Comparison of change in value of a $10,000 investment in the ND Insured Income Fundand the Lehman Brother's Corporate Bond Index

             ND Insured Income      ND Insured Income         Lehman Brother's
             Fund w/o sales charge  Fund w/ max sales charge  Corporate Bond
                                                              Index
             -----------------------------------------------------------------
3/19/1991    $10,000                $ 9,550                   $10,000
1991         $10,510                $10,276                   $11,507
1992         $11,514                $11,112                   $12,506
1993         $12,414                $11,856                   $14,028
1994         $12,342                $11,787                   $13,477
1995         $14,506                $13,854                   $16,474
1996         $15,036                $14,359                   $17,016
6/30/1997    $15,558                $14,857                   $17,540

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $9.24
06-30-97 NAV                         $9.25
Average Maturity                     27.1 years
Average Duration                      3.8 years
Number of Issues                     16
Total Net Assets                     $2,502,045

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

       For periods ending June 30, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
8.26% *           6.84%*                 7.25%*

*The 1 year , 5 year and Since Inception return does not include the effect of the maximum Sales Charges (4.5%). They would have been 3.39%, 5.87% and 6.47% respectively, if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments   June 30, 1997(Unaudited)

Name of Issuer
Percentages represent the market value             Inv'm't           Std. &   Coupon                    Principal      Market
of each investment category to total net assets    Advrs.   Moody's  Poor's    Rate       Maturity       Amount        Value
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (82.2%)
   Arkansas Power & Light (FSA Insured)            AAA      Aaa      AAA      7.000%      10/01/23    $   105,000  $   98,369
   Cleveland Electric Illum. Co. (FSA Insured)     AAA      Aaa      AAA      9.000       03/01/17         46,000      46,920
   Consolidated Edison  (MBIA Insured)             AAA      Aaa      AAA      7.500       06/15/23        500,000     501,955
   Dayton Power & Light Co. (FGIC Insured)         AAA      Aa3      AA-      7.875       02/15/24        125,000     126,604
   Detroit Edison Co. (AMBAC Insured)              AAA      Aaa      AAA      7.740       06/01/18        130,000     129,718
   Duke Power Co. (FGIC Insured)                   AAA      Aa       AA-      8.375       12/01/21         40,000      41,048
  *Mississippi Power & Light Co. (FSA Insured)     AAA      Aaa      AAA      8.500       01/15/23        265,000     270,168
   Pacific Gas & Electric Co. (MBIA Insured)       AAA      Aaa      AAA      7.250       08/01/26        125,000     122,324
   Philadelphia Electric IBC (MBIA Insured)        AAA      Aaa      AAA      7.250       11/01/24         75,000      72,763
   Public Service Elec. & Gas Co. (FGIC Insured)   AAA      A3       A-       8.500       06/01/22         92,000      95,625
   Southern California Edison Co. (FGIC Insured)   AAA      A        A+       7.250       03/01/26        100,000      94,726
   Texas Utilities Electric Co. (AMBAC Insured)    AAA      Aaa      AAA      8.500       08/01/24         47,000      48,903
  *U.S. West Communications                        AA       Aa3      A+       8.875       06/01/31        250,000     270,075
   Virginia Electric & Power Co. (MBIA Insured)    AAA      Aaa      AAA      7.250       02/01/23        140,000     137,120
                                                                                                                   ----------
    Total Corporate Bonds and Notes (COST: $2,079,299)                                                             $2,056,318
                                                                                                                   ----------
U.S.GOVERNMENT AGENCIES (11.6%)
   Tennessee Valley Authority Bonds                AAA      Aaa      AAA      8.625%      11/15/29    $   180,000  $  189,031
   Tennessee Valley Authority Bonds                AAA      Aaa      NR       7.750       12/15/22        100,000     100,663
                                                                                                                   ----------
     Total U.S. Government Agencies (COST: $290,971)                                                               $  289,694
                                                                                                                   ----------

SHORT-TERM SECURITIES (4.8%)
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio                                           $   20,528
Federated US Gov't Trust #47                                                                                           99,904
                                                                                                                   ----------
TOTAL SHORT-TERM SECURITES (COST: $120,528)                                                                        $  120,432
TOTAL INVESTMENTS IN SECURITIES (COST: $2,490,798)                                                                 $2,466,444
                                                                                                                   ----------
OTHER ASSETS LESS LIABILITIES                                                                                      $   35,601
                                                                                                                   ----------
NET ASSETS                                                                                                         $2,502,045
                                                                                                                   ==========

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997 (Unaudited)

Statement of Assets and Liabilities June 30, 1997
-------------------------------------------------

Assets
     Investment in securities, at value (cost: $2,490,798)              $ 2,466,444
     Accrued dividends receivable                                               325
     Accrued interest receivable                                             34,908
     Variation margin on futures                                             16,344
                                                                        -----------
        Total                                                           $ 2,518,021
                                                                        -----------
Liabilities
     Dividends payable                                                  $    14,100
     Accrued expenses                                                         1,876
                                                                        -----------
        Total Liabilities                                               $    15,976
                                                                        -----------
Net Assets                                                              $ 2,502,045
                                                                        ===========
       Net asset value per share, 270,355 shares outstanding            $      9.25
                                                                        ===========

Statement of Operations  for the six months ended June 30, 1997 (Unaudited)

INVESTMENT INCOME
     Interest                                                           $    94,375
     Dividends                                                                2,448
                                                                        -----------
         Total Investment Income                                        $    96,823
                                                                        -----------
EXPENSES
     Investment advisory fees                                           $     7,744
     Custodian fees                                                             322
     Transfer agent fees                                                      2,043
     Accounting service fees                                                 12,645
     Audit and legal fees                                                     4,095
     Insurance                                                                  390
     Directors fees                                                             840
     Printing and postage                                                     4,027
     License, fees, and registrations                                         1,205
                                                                        -----------
        Total expenses                                                  $    33,311
      Less expenses waived or absorbed
      by the Fund's manager                                                  21,696
                                                                        -----------
        Total Net Expenses                                              $    11,615
                                                                        -----------
NET INVESTMENT INCOME                                                   $    85,208
                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                            $   (22,320)
     Futures transactions                                                     8,739
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                              7,629
     Futures                                                                  5,671
                                                                        -----------
      Net Realized And Unrealized Gain (Loss)
      On Investments And Futures                                        $      (281)
                                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               $    84,927
                                                                        ===========

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997

Statement of Changes in Net Assets
For the period ended June 30, 1997 and the year ended December 31, 1996
-----------------------------------------------------------------------

                                                                                      For the Six
                                                                                      Months ended
                                                                                      June 30, 1997        For the Year Ended
                                                                                       (Unaudited)          December 31, 1996
                                                                                      ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                            $     85,208         $     180,732
     Net realized gain (loss) on investment and futures transactions                       (13,581)               65,018
     Net unrealized appreciation (depreciation) on investments and futures                  13,300              (150,323)
                                                                                      ----------------------------------
Net Increase (Decrease) in Net Assets Resulting From Operations                       $     84,927         $      95,427
                                                                                      ----------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                             $    (85,208)        $    (180,732)
     Distributions from net realized gain on investment and futures transactions                 0                     0
                                                                                      ----------------------------------
     Total Dividends and Distributions                                                $    (85,208)        $    (180,732)
                                                                                      ----------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                                     $      7,470         $      73,819
     Proceeds from reinvested dividends                                                     62,306               119,801
     Cost of shares redeemed                                                              (263,466)             (424,389)
                                                                                      ----------------------------------
     Net Increase (Decrease) in Net Assets Resulting
     From Capital Share Transactions                                                  $   (193,690)        $    (230,769)
                                                                                      ----------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               $   (193,971)        $    (316,074)
NET ASSETS, BEGINNING OF PERIOD                                                          2,696,016             3,012,090
                                                                                      ----------------------------------
NET ASSETS, END OF PERIOD                                                             $  2,502,045         $   2,696,016
                                                                                      ==================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1997(Unaudited)

Note 1.     ORGANIZATION

ND Insured Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on November 27, 1990 and commenced operations on March 19, 1991. The Fund's objective is to provide as high a level of current income as is consistent with prudent investment management, preservation of capital, and ready marketability of its portfolio. The Fund will seek to achieve this objective by investing primarily in a portfolio of debt securities, including U.S. Government securities and insured corporate bonds.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 4.5% of the offering price.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and state income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1997, a net capital loss carryforward totaling $51,548, which may be used to offset capital gains realized during subsequent years through December 31, 2003.


Distributions to shareholders - Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain
(loss) for Federal income tax purposes.


Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     SHARE TRANSACTIONS

As of June 30, 1997, there were 200,000,000 shares of $.001 par value authorized; 270,355 and 291,865 were outstanding at June 30, 1997 and December 31, 1996, respectively.

Transactions in capital shares were as follows:

                                                   Shares
                                       ---------------------------------
                                       For The Six         For The
                                       Months Ended       Year Ended
                                       June 30, 1997   December 31, 1996
                                       ---------------------------------
Shares sold                                  822             8,164
Shares issued on reinvestment
of dividends                               6,845            13,030
Shares redeemed                          (29,177)          (46,171)
                                       ---------------------------------
Net increase (decrease)                  (21,510)          (24,977)
                                       =================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1997 commissions earned by ND Capital, Inc. totaled $375 and are included in the cost basis of the securities acquired.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. Total investment advisory fees incurred during the six months ended June 30, 1997 were $7,744. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

As of June 30, 1997, the Fund owed ND Money Management $1,251 for investment advisory fees incurred but not paid, and owed ND Holdings, Inc. $625 for other expenses.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $2,043 of transfer agency fees for the six months ended June 30, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $12,645 of accounting service fees for the six months ended June 30, 1997.

Note 5.     INVESTMENT SECURITY TRANSACTIONS

Proceeds from sale of investment securities (excluding short-term securities) aggregated $173,411, $110,303 and $47,875 for corporate bonds and notes, U.S. Government obligations and taxable municipal securities respectively, with cost of purchases totaling $369,992 for corporate bonds and notes for the six months ended June 30, 1997.

Note 6.     CALCULATION OF PUBLIC OFFERING PRICE

Using the net asset value of one share and the sales charge percentage, the maximum public offering price was determined as follows for an investment of less than $100,000 made on June 30, 1997:
                                              Divided by      Maximum
                              Net Asset     (1.00 - 0.045)     Public
                              Value of        For a 4.50%     Offering
                              One Share      Sales Charge      Price
                              ----------------------------------------
                                $9.25            .955          $9.69

On sales of greater than $100,000, the sales charge is reduced on a sliding scale.

Note 7.     SPECIAL RISK CONSIDERATIONS

The Fund is registered as a non-diversified investment company, and therefore will be able to invest a relatively high percentage of its assets in a limited number of issuers, thus making the Fund more susceptible to a single economic, political, or regulatory occurrence than a diversified company. The Fund also is exposed to a certain degree of market risk and liquidity risk in that as cash flow needs arise, investment securities may have to be sold under unfavorable market conditions.

Under normal market conditions, at least 65% of the Fund's portfolio securities will be protected by insurance. The insurance policies guarantee only the timely payment of principal and interest on the insured securities. Market value, which may fluctuate due to changes in interest rates or factors affecting the credit of the issuer or the insurer, is not insured.

Note 8.     INVESTMENT IN SECURITIES

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $2,490,798, and the net unrealized depreciation of investments based on the cost was $24,354, which was comprised of $17,724 aggregate gross unrealized appreciation and $42,078 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                 For the Six     For The      For the      For the     For the     For the
                                 Months Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                 June 30, 1997 December 31, December 31, December 31, December 31, December 31,
                                  (Unaudited)     1996         1995         1994         1993         1992
                                 ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                         $  9.24       $  9.51      $  8.66      $  9.62      $  9.68      $  9.69
                                 ------------------------------------------------------------------------------
Income from Investment Operations:
    Net investment income          $   .30       $   .59      $   .62      $   .64      $   .68      $   .73
    Net realized and unrealized
    gain (loss) on investments
    and futures transactions           .01          (.27)         .85         (.70)        (.01)        (.01)
                                 ------------------------------------------------------------------------------
        Total From Investment
         Operations                $   .31       $   .32      $  1.47      $  (.06)     $   .67      $   .72
                                 ------------------------------------------------------------------------------
Less Distributions:
     Dividends from net
      investment income            $  (.30)      $  (.59)     $  (.62)     $  (.64)     $   (.68)    $  (.73)
     Distributions from net
      realized gains                   .00           .00          .00         (.26)         (.05)        .00
                                 ------------------------------------------------------------------------------
        Total Distributions        $  (.30)      $  (.59)     $  (.62)     $  (.90)     $   (.73)    $  (.73)
                                 ------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD     $  9.25       $  9.24      $  9.51      $  8.66      $   9.62     $  9.68
                                 ==============================================================================
Total Return                          6.94%(A)(B)   3.65%(A)   17.53%(A)      (.58)%(A)     6.86%(A)   7.78%(A)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
      (in thousands)               $ 2,502       $ 2,696      $ 3,012      $ 2,818      $ 2,445      $ 1,839
     Ratio of net expenses
      (after expense assumption)
      to average net assets            .90%(B)(C)   0.90%(C)     0.76%(C)     0.65%(C)     0.85% (C)   1.31%(C)
     Ratio of net investment
      income to average net
      assets                          6.62%(B)      6.47%        6.85%        7.02%        7.11%       7.56%
     Portfolio turnover rate         13.61%        49.27%        0.00%(D)    14.55%      102.00%      58.00%

(A)  Excludes maximum sales charge of 4.5%.
(B)  Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $21,696, $40,723, $18,573, $23,697, $35,570, and $32,228,
     respectively. If the expenses had not been assumed, the annualized ratios of total expenses to average net assets would have been 2.58%, 2.36%, 1.38%, 1.53%, 2.52%, and 3.40%, respectively.
(D)  No investment securities were purchased during the period